SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:   July 12, 2000
(Date of Earliest Event Reported)

HUMANA INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State of Incorporation)	1-5975 (Commission File Number)	61-0647538 (I.R.S. Employer Tax Identification No.)

500 West Main Street
Louisville, KY 40202
(Address of principal executive offices)

(502) 580-1000
(Registrant=s telephone number, including area code)

Item 5.    Other Events

On July 13, 2000, Humana Inc. (the "Company" or ARegistrant") issued two press releases, copies of which are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

Exhibit 99.1    Copy of the Company's Press Release dated July 13, 2000

Exhibit 99.2    Copy of the Company's Press Release dated July 13, 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          HUMANA INC.

                                                           /S/ Arthur P. Hipwell
                                                          By:      Arthur P. Hipwell
                                                                     Senior Vice President
                                                                     and General Counsel

Dated:    July 13, 2000


Exhibit Index

Exhibit 99.1    Copy of the Company's Press Release dated July 13, 2000

Exhibit 99.2     Copy of the Company's Press Release dated July 13,2000.